Exhibit 99.1

Press Contact:

Robert Minicucci, Warner Communications

Phone: (603) 488-5856

Mobile: (339) 206-1722

robert@warnerpr.com

Investor Inquiries:

Andrea Clegg, NightHawk Radiology Holdings, Inc.

(866) 400-4295

(208) 292-2818

aclegg@nighthawkrad.net

NightHawk Radiology Holdings, Inc. Announces Fourth Quarter and Fiscal Year 2008 Results

COEUR D’ALENE, Idaho, February 18, 2009 – NightHawk Radiology Holdings, Inc. (NASDAQ: NHWK), the leading provider of radiology solutions to radiology groups across the United States, today announced financial results for fourth quarter and full year 2008.

Fourth Quarter 2008 Highlights

•	Revenue was $39.7 million compared with $42.7 million in the year-ago quarter.

•	Scan volume was 718,299 exams compared to 730,992 exams in the year-ago quarter.

•	Revenue from new service offerings, including final reads and business services, was $9.2 million, or 23% of total revenue.

•	Final reads revenue increased 44% to $4.9 million, or 12% of total revenue.

•

Adjusted net income was $4.1 million, or $0.14 per diluted share, compared with $8.1 million, or $0.26 per diluted share, in the year-ago quarter. Adjusted net income excludes non-cash charges for stock compensation, amortization of intangible assets and malpractice reserve adjustments. In addition, adjusted net income in the fourth quarter of 2008 also excludes a tax credit of $0.4 million related to prior year tax liabilities.

•

GAAP net income was $2.7 million, or $0.09 per diluted share, compared to $3.1 million, or $0.10 per diluted share, in the year-ago quarter. A reconciliation of adjusted net income to GAAP net income is included in the tables attached to this press release.

•	Cash flow from operations was $6.2 million, even with the year-ago quarter. Free cash flow was $5.5 million during the quarter, an increase of 7% from $5.1 million in year-ago quarter.

•	Cash and cash equivalents on-hand at December 31, 2008, totaled $47.2 million.

“Our fourth quarter results were at the high end of the range we provided to our investors in December and reflect the solid earnings and cash flow generation capabilities of our business model. Looking forward, while the macroeconomic environment is challenging, we are confident that we can continue to create shareholder value by focusing on delivering high quality solutions to the marketplace,” said David Engert, the company’s recently elected president and chief executive officer.

2009 Outlook

The company expects revenue for the first quarter of 2009 to be in the range of $38 to $39 million, slightly down from the fourth quarter of 2008 due to normal seasonality in volumes. The company also expects first quarter 2009 adjusted earnings per share to be in the range of 13 to 15 cents.

Forward Looking Statements

This press release contains statements that are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995. These include statements regarding the company’s outlook on its revenue and adjusted earnings per share for the first quarter of 2009 and its outlook for growth in shareholder value. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made, including the risks associated with general economic conditions, competitive conditions in the radiology industry, and regulatory risks. Other factors that could cause operating and financial results to differ are described in the company’s prospectus and periodic reports filed with the Securities and Exchange Commission (SEC). Other risks may be detailed from time to time in reports to be filed with the SEC. NightHawk does not undertake any obligation to publicly update its forward- looking statements based on events or circumstances after the date hereof.

Earnings Conference Call

The fourth quarter conference call will be held today, February 18, 2009 at 4:30 p.m. eastern. A live webcast of the conference call, as well as a replay, will be available online on the company’s corporate website at http://www.nighthawkrad.net. Participants can also access the call by dialing 800-240-2430 (or 303-262-2140 for international callers). A replay of the call will be available approximately two hours after the conclusion of the call and will remain available until midnight (ET) on Wednesday, March 11, 2009. To access the replay, dial 800-405-2236 or 303-590-3000 (for international callers) and enter the conference ID number: 11126048.

About NightHawk

NightHawk Radiology (Nasdaq: NHWK) is leading the transformation of the practice of radiology by providing high-quality, cost-effective solutions to radiology groups and hospitals throughout the United States. NightHawk provides the most complete suite of solutions, including professional services, business services, and its advanced, proprietary clinical workflow technology, all designed to increase efficiencies and improve the quality of patient care and the lives of physicians who provide it. NightHawk’s team of U.S. board-certified, state-licensed, and hospital-privileged physicians located in the United States, Australia, and Switzerland, provides services 24 hours a day, seven days a week, to approximately 1,560 sites, representing approximately 27% of all hospitals in the United States. For more information, visit http://www.nighthawkrad.net.

Presentation of Non-GAAP Financial Information

The presentation of adjusted net income and adjusted earnings per diluted share are not measures of financial performance under GAAP and should not be considered a substitute for or superior to GAAP. Management believes these non-GAAP financial measures provide useful information to both management and investors by excluding certain expenses that may not be indicative of our core results and provide consistency in financial reporting. Specifically, the company’s non-GAAP adjusted net income measure, and related adjusted earnings per diluted share, described in this release exclude (i) the non-cash charges related to our stock-based compensation, (ii) the non-cash expense associated with the amortization of intangibles associated with acquisitions, (iii) the non-cash expenses (or credits) associated with adjustments to our IBNR reserve (incurred but not reported medical liability reserves), (iv) the one-time tax credit from a change in tax methodology from prior periods, (v) the restructuring charges related to facilities closures, (vi) the employee severance expense, (vii) the non-recurring charges related to fixed asset retirements, and (viii) for 2007 only, the one-time charge related to the settlement of an acquisition related legal dispute with a former advisor. We exclude the non-cash charges related to our stock-based compensation due to the varying valuation methodologies, subjective assumptions and the variety of types of awards that companies can use when applying FAS 123R along with the fact that a substantial portion of our outstanding options and restricted stock units are held by our independent contractor physicians and require accounting treatment that differs from the accounting treatment for options and restricted stock units held by employees.

The company provides non-GAAP adjusted net income and related adjusted earnings per diluted share as financial measures because management believes these measures provide greater transparency with respect to information used by management in its financial and operational decision making and to enhance investors’ overall understanding of our current financial performance and our future prospects. For reconciliation of our non-GAAP financial measures to the most applicable GAAP financial measure, please refer to the information included in the attached tables of this press release and in the Investor Relations Section of our corporate website.

“NHWKF”

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	December 31, 2008	December 31, 2007
	(in thousands, except per share amts)
ASSETS
Current assets:
Cash and cash equivalents	$47,160	$31,956
Marketable securities	—	30,625
Trade accounts receivable, net	24,393	25,665
Deferred income taxes	855	655
Prepaids and other current assets	6,231	2,812

Total current assets	78,639	91,713
Property and equipment, net	10,528	10,555
Goodwill	68,718	68,601
Intangible assets, net	79,616	87,133
Deferred income taxes	4,082	1,251
Other assets, net	3,566	4,213

Total	$245,149	$263,466

LIABILITIES
Current liabilities:
Accounts payable	$6,327	$6,072
Accrued expenses and other liabilities	3,617	12,881
Accrued payroll and related benefits	3,783	4,569
Long-term debt, due within one year	955	1,000

Total current liabilities	14,682	24,522
Professional liability reserve	3,705	3,038
Long-term debt	93,145	98,500
Other liabilities	3,850	2,717

Total liabilities	115,382	128,777

STOCKHOLDERS’ EQUITY
Common stock-150,000,000 shares authorized; $.001 par value; 27,590,774 and 30,312,322 shares issued and outstanding at December 31, 2008 and December 31, 2007, respectively	28	30
Additional paid-in capital	237,429	249,274
Retained earnings (deficit)	(103,516)	(112,957)
Accumulated other comprehensive income (deficit)	(4,174)	(1,658)

Total stockholders’ equity	129,767	134,689

Total	$245,149	$263,466

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

	Three months ended December 31,		Twelve months ended December 31,
	2008	2007	2008	2007
	(in thousands, except per share amts)		(in thousands, except per share amts)
Service revenue	$39,720	$42,706	$167,607	$151,662
Operating costs and expenses:
Professional services (includes non-cash compensation expense of $162, $862, $1,676 and $4,429)	15,662	16,785	68,932	63,618
Sales, general, and administrative (includes non-cash compensation expense of $1,105, $4,758, $6,655 and $10,601)	15,709	17,146	65,683	54,018
Depreciation and amortization	2,776	2,648	11,362	7,899

Total operating costs and expenses	34,147	36,579	145,977	125,535

Operating income	5,573	6,127	21,630	26,127
Other income (expense):
Interest expense	(2,042)	(2,221)	(8,508)	(5,885)
Interest income	170	662	1,380	3,130
Other, net	95	(3)	197	(63)

Total other income (expense)	(1,777)	(1,562)	(6,931)	(2,818)

Income before income taxes	3,796	4,565	14,699	23,309
Income tax expense	1,139	1,505	5,257	8,615

Net income	$2,657	$3,060	$9,442	$14,694

Earnings per common share:
Basic	$0.09	$0.10	$0.32	$0.49
Diluted	$0.09	$0.10	$0.31	$0.47
Weighted averages of common shares outstanding:
Basic	28,506,783	30,260,996	29,482,536	30,083,080
Diluted	29,516,571	31,319,605	30,561,942	31,083,971

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)

	Three months ended December 31,		Twelve months ended December 31,
	2008	2007	2008	2007
	(in thousands)		(in thousands)
Cash flows from operating activities:
Net income	$2,657	$3,060	$9,442	$14,694
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,776	2,648	11,362	7,899
Accretion of premiums on marketable securities	—	(70)	(21)	(355)
Amortization of debt issuance costs	162	161	648	395
Loss on disposal of fixed assets and other, net	64	222	646	199
Deferred income taxes	(647)	(1,303)	(1,210)	(6,098)
Non-cash stock compensation expense	1,269	5,621	8,330	15,030
Excess tax benefit from exercise of stock options	—	(300)	(234)	(1,625)
Provision for doubtful accounts	658	56	1,127	404
Changes in operating assets and liabilities (excluding effects of acquisitions):
Trade accounts receivable, net	1,643	(672)	371	(8,245)
Prepaid expenses and other assets	(3,409)	(179)	(3,420)	(274)
Accounts payable	427	(282)	527	2,701
Accrued expenses and other liabilities	(397)	(994)	346	(641)
Accrued payroll and related benefits	954	(1,789)	1,173	(447)

Net cash provided by operating activities	6,157	6,179	29,087	23,637
Cash flows from investing activities:
Purchase of marketable securities	—	(7,730)	(26,390)	(34,221)
Proceeds from maturities of marketable securities	—	5,635	33,755	41,763
Proceeds from the sale of marketable securities	—	—	23,303	—
Purchase of property and equipment	(644)	(1,047)	(4,757)	(4,546)
Cash and cash equivalents from acquisitions, net	—		—	339
Cash paid for acquisitions	—	(1,024)	(7,650)	(126,760)

Net cash provided by (used in) investing activities	(644)	(4,166)	18,261	(123,425)
Cash flows from financing activities:
Repayment of debt	(4,650)	(250)	(5,400)	(11,366)
Settlement of interest rate swaps	(5,331)	—	(5,331)	—
Proceeds from exercise of stock options	4	201	559	1,163
Excess tax benefit from exercise of stock options	—	300	234	1,625
Purchase of common stock shares	(3,615)	—	(22,206)	—
Proceeds from debt	—	—	—	100,000
Payment on line of credit	—	—	—	(1,679)
Debt issuance costs paid	—	(21)	—	(4,500)

Net cash (used in) provided by financing activities	(13,592)	230	(32,144)	85,243

Net increase in cash and cash equivalents	(8,079)	2,243	15,204	(14,545)
Cash and cash equivalents—beginning of period	55,239	29,713	31,956	46,501

Cash and cash equivalents—end of period	$47,160	$31,956	$47,160	$31,956

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

RECONCILIATION BETWEEN GAAP AND ADJUSTED NET INCOME

	Three months ended
	December 31, 2008			December 31, 2007
	(in thousands, except per share amts)			(in thousands, except per share amts)
	GAAP	Adjustments	As Adjusted	GAAP	Adjustments	As Adjusted
Service revenue	$39,720		$39,720	$42,706		$42,706
Operating costs and expenses:
Professional services (1)	15,662	170	15,832	$16,785	(451)	16,334
Sales, general, and administrative (2)	15,709	(1,107)	14,602	17,146	(5,237)	11,909
Depreciation and amortization (3)	2,776	(1,869)	907	2,648	(1,811)	837

Total operating costs and expenses	34,147	(2,806)	31,341	36,579	(7,499)	29,080

Operating income	5,573	2,806	8,379	6,127	7,499	13,626
Other income (expense):
Interest expense	(2,042)		(2,042)	(2,221)		(2,221)
Interest income	170		170	662		662
Other, net	95		95	(3)		(3)

Total other income (expense)	(1,777)		(1,777)	(1,562)		(1,562)

Income before income taxes	3,796	2,806	6,602	4,565	7,499	12,064
Income tax expense (4)	1,139	1,397	2,536	1,505	2,466	3,971

Net income	$2,657	$1,409	$4,066	$3,060	$5,033	$8,093

Earnings per share:
Basic	$0.09		$0.14	$0.10		$0.27
Diluted	$0.09		$0.14	$0.10		$0.26
Weighted average shares outstanding:
Basic	28,506,783		28,506,783	30,260,996		30,260,996
Diluted	29,516,571		29,516,571	31,319,605		31,319,605

(1)	Adjustments to the 2008 GAAP amounts represent $162 of non-cash stock compensation expense and a credit of $332 of non-cash malpractice reserve changes. The 2007 adjustments to GAAP amounts represent $862 of non-cash stock compensation expense and a credit of $411 of non-cash malpractice reserve changes.

(2)	Adjustments to the 2008 GAAP amounts represent $1,107 of non-cash stock compensation expense. The 2007 adjustments to GAAP amounts represent $4,759 of non-cash stock compensation expense and $478 for a one-time charge related to the settlement of an acquisition related legal dispute with a former advisor.

(3)	Adjustment to GAAP amounts represents non-cash expense associated with the amortization of intangibles associated with acquisitions.

(4)	Represents the tax effect on the adjustments to GAAP. In addition, in 2008 we adjusted out a tax credit of $358 from a change in tax methodology for prior periods.

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

RECONCILIATION BETWEEN GAAP AND ADJUSTED NET INCOME

	Twelve months ended
	December 31, 2008			December 31, 2007
	(in thousands, except per share amts)			(in thousands, except per share amts)
	GAAP	Adjustments	As Adjusted	GAAP	Adjustments	As Adjusted
Service revenue	$167,607		$167,607	$151,662		$151,662
Operating costs and expenses:
Professional services (1)	68,932	(2,345)	66,587	$63,618	(5,467)	58,151
Sales, general, and administrative (2)	65,683	(7,832)	57,851	54,018	(11,079)	42,939
Depreciation and amortization (3)	11,362	(7,516)	3,846	7,899	(5,030)	2,869

Total operating costs and expenses	145,977	(17,693)	128,284	125,535	(21,576)	103,959

Operating income	21,630	17,693	39,323	26,127	21,576	47,703
Other income (expense):
Interest expense	(8,508)		(8,508)	(5,885)		(5,885)
Interest income	1,380		1,380	3,130		3,130
Other, net	197		197	(63)		(63)

Total other income (expense)	(6,931)		(6,931)	(2,818)		(2,818)

Income before income taxes	14,699	17,693	32,392	23,309	21,576	44,885
Income tax expense (4)	5,257	7,094	12,351	8,615	7,983	16,598

Net income	$9,442	$10,599	$20,041	$14,694	$13,593	$28,287

Earnings per share:
Basic	$0.32		$0.68	$0.49		$0.94
Diluted	$0.31		$0.66	$0.47		$0.91
Weighted average shares outstanding:
Basic	29,482,536		29,482,536	30,083,080		30,083,080
Diluted	30,561,942		30,561,942	31,083,971		31,083,971

(1)	Adjustments to the 2008 GAAP amounts represent $1,676 of non-cash stock compensation expense and $669 of non-cash malpractice reserve changes. The 2007 adjustments to GAAP amounts represent $4,429 of non-cash stock compensation expense and $1,038 of non-cash malpractice reserve changes.

(2)	Adjustments to the 2008 GAAP amounts represent $6,654 of non-cash stock compensation expense, $703 of restructuring charges, $164 of employee severance expenses and $311 of non-cash fixed asset charges. The 2007 adjustments to GAAP amounts represent $10,601 of non-cash stock compensation expense and $478 for a one-time charge related to the settlement of an acquisition related legal dispute with a former advisor.

(3)	Adjustment to GAAP amounts represents non-cash expense associated with the amortization of intangibles associated with acquisitions.

(4)	Represents the tax effect on the adjustments to GAAP. In addition, in 2008 we adjusted out a tax credit of $358 from a change in tax methodology for prior periods.

NIGHTHAWK RADIOLOGY HOLDINGS, INC. AND SUBSIDIARIES

HISTORICAL VOLUMES

			Growth Rates		Acquisition Contribution - First 12 months
Quarter	Year	Total Volumes	Sequential	Year over Year	DayHawk	ATN	TDS	Radlinx	ERS
Q1	2004	120,554	36%	210%	—	—	—	—	—
Q2	2004	152,640	27%	178%	—	—	—	—	—
Q3	2004	182,737	20%	133%	—	—	—	—	—
Q4	2004	193,883	6%	119%	8,316	—	—	—	—

FY	2004	649,814	149%	149%
Q1	2005	222,341	15%	84%	15,850	—	—	—	—
Q2	2005	266,023	20%	74%	17,355	—	—	—	—
Q3	2005	298,759	12%	63%	18,905	—	—	—	—
Q4	2005	328,815	10%	70%	8,480	29,640	—	—	—

FY	2005	1,115,938	72%	72%
Q1	2006	364,155	11%	64%	—	32,130	—	—	—
Q2	2006	417,269	15%	57%	—	32,622	—	—	—
Q3	2006	463,028	11%	55%	—	32,086	—	—	—
Q4	2006	448,084	(3%)	36%	—	—	—	—	—

FY	2006	1,692,536	52%	52%
Q1	2007	484,477	8%	33%	—	—	27,089	—	—
Q2	2007	731,418	51%	75%	—	—	51,095	137,611	—
Q3	2007	787,673	8%	70%	—	—	52,708	143,339	—
Q4	2007	730,992	(7%)	63%	—	—	51,644	124,394	—

FY	2007	2,734,560	62%	62%
Q1	2008	745,075	2%	54%	—	—	23,147	117,693	17,457
Q2	2008	780,108	5%	7%	—	—	—	4,817	26,010
Q3	2008	791,613	1%	1%	—	—	—	—	23,655
Q4	2008	718,299	(9%)	(2%)	—	—	—	—	17,144

FY	2008	3,035,095	11%	11%